Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

11/01/2000

WEITZ SERIES FUND, INC.

Hickory Fund

SEMI-ANNUAL

REPORT
September 30, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended September 30, 2000, and for the period since inception, calculated in accordance with SEC standardized formulas.

			Difference
Period Ended	Hickory Fund	S&P 500	Hickory Fund – S&P 500

Sept. 30, 2000 (9 months)	-18.8%	-1.4%	-17.4%

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	-17.3	1.3	-18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	288.5	269.6	18.9

Compound Annual Average Return	19.8	19.0	0.8

The fund’s average annual total return for the one and five years ended September 30, 2000, and for the period since inception (April 1, 1993) was -6.8%, 22.8% and 19.8%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through September 30, 2000, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $97,127 on September 30, 2000.

Average Annual Total Returns

			Since Inception
	1 Year	5 Years	(April 1, 1993)

Hickory Fund	-6.8%	22.8%	19.8%

Standard & Poor’s 500 Index	13.3%	21.7%	19.0%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — HICKORY FUND
September 30, 2000 – Semi-Annual Report

October 6, 2000

Dear Fellow Shareholder:

        During the third quarter, Hickory was essentially flat in a generally down stock market environment. The value of a Hickory share lost 0.1% during the quarter, while the S&P 500’s total return (including reinvested dividends) was -1.0%. The Nasdaq composite lost 7.4% over this three month period. Over the last twelve months, Hickory’s total return was -6.8%, while the S&P 500’s total return was +13.3%. According to Lipper, the average growth mutual fund had a total return of +26.2% over the same twelve month period.

Review and Outlook

        There are two ways to look at Hickory’s performance during the third quarter. On one hand, one could compare our returns to those of the S&P 500 and other market indices. From this perspective, Hickory’s results were quite respectable. If on average we beat the S&P 500 by 0.9% every quarter, our long-term performance would generally be considered to be outstanding.

        However, I prefer to look at our results from a bottom up perspective, focusing on the companies in which we are invested. From that viewpoint, I would characterize the quarter by using the title of an old Clint Eastwood movie, “The Good, the Bad, and the Ugly”. The rest of this letter will discuss how that title is relevant to Hickory, and why I continue to be optimistic about our long-term prospects.

The Good

        The “good” refers to those companies and stocks that are performing well. A company in this category is experiencing good operational and financial results, and the company’s stock is rising, helping to close the gap between current market price and underlying value. It is my hope that, sooner or later, each company we buy reaches this ideal state. Value investing is all about buying companies when they are not generally considered to be “good”, waiting until perceptions (and reality) changes, and profiting from the resulting rise in stock prices.

        Several of our holdings fit this category during the third quarter, particularly the large financial stocks such as Capital One (up 57% in the quarter), PMI Group (up 43%), and Americredit (up 69%). Operationally and financially, these companies have been performing well for a long time. The stock market has not, however, rewarded this performance until recently. This is probably because investors were overly concerned about rising interest rates. Now that they believe the Federal Reserve is done raising rates, they once again feel comfortable owning financial stocks.

        As an aside, “good” stocks are often candidates for sale. When a company is performing well, and its virtues are being recognized by the market, the market price of its stock will generally no longer be significantly below the company’s value. When this occurs, I will generally choose to sell, or at least trim back, our position. And I have been selling the three financial stocks mentioned above. I have also reduced our position in Countrywide Credit, which rose in the quarter, at least partly due to takeover speculation.

The Bad

        The “bad” refers to companies that perform much worse than expected. This underperformance in turn causes me to significantly lower my estimate of the company’s value. Through the years, we have always had some “bad” companies in our portfolio. I think any honest portfolio manager would make the same statement.

        This quarter’s example of a “bad” company is Imperial Credit. Imperial has been frustrating me for the last two years, but I have continued to believe that the company would eventually perform better so that the underlying value of its business could be realized. These hopes were recently again dashed when Imperial was forced to significantly increase its credit reserves in its most important business, Coast Business Credit. This action delayed Imperial’s return to acceptable levels of profitability and reduced the company’s financial flexibility. Despite all these issues, I still believe there is value in this company. Nevertheless, the time for patience is ending, and I have been reducing our Imperial holdings so that we can realize taxable losses in order to offset realized taxable gains (see discussion of “good” stocks above).

The Ugly

        The “ugly” refers to companies and stocks that are not showing the current performance we would like to see. In my view of the world, the ugly are different from the bad in a very important way. In the case of the ugly, the problems are either temporary or are sometimes purely problems of perception. In the case of the bad, the problems are real.

        As a value manager, I am constantly looking for good companies that are currently considered to be ugly. I try to find companies that are already viewed as so ugly that the market prices the company at a significant discount to its underlying value. I also know that when you are dealing with the ugly, you can expect them to sometimes get worse before they get better. That is why it so important to be patient. We have found that if you always give up as soon as you are disappointed, you miss many wonderful long-term opportunities.

        There have certainly been disappointments this year. But I believe they mostly fall into the category of ugly, not bad. The following examples should illustrate this point.

        At the beginning of the year analysts expected Valassis Communications to earn about $2.45 per share. For a number of reasons, the company is now suggesting that $2.25 might be more realistic. Based on these revised numbers, during the third quarter the stock dropped from $38 to $22. I have discussed why I like this high quality company in previous letters: dominant position in its industry, extremely high returns on invested capital, lots of free cash flow. None of these factors have changed, but Wall Street is not in the mood to accept any disappointments. Early in the quarter, I reduced our holdings because I felt Valassis was less cheap than other stocks. Lately, I have been buying again.

        As a stock, American Classic Voyages continued to be a disappointment this quarter, dropping from almost $21 to just over $14. As a business, I can detect no change. The market has become more worried about overcapacity as it affects the traditional cruising companies (Carnival and Royal Caribbean are the two leaders). These businesses operate where American Classic doesn’t. Current overcapacity in the Caribbean just does not seem relevant to American Classic’s prospects in the Hawaiian market, starting three years from now, when the first of its new cruise ships is ready.

        Six Flags (the new name for Premier Parks) suffered from bad weather this summer, particularly along the East Coast. While we would rather not see 6% less cashflow than expected this year, I don’t believe the company’s franchise or future prospects have been significantly changed. Nevertheless, the stock dropped from $22 to $15. I view this as a huge overreaction, and a great opportunity.

        Mail-Well will probably have its first down year in earnings since 1996. Earnings are now expected to be between $1.00 to $1.10 per share. Cash earnings, after adding back goodwill amortization, will be more than $0.30 higher. On reduced expectations, the stock dropped from about $8.50 to about $4.50 in the quarter. From my perspective, Mail-Well was, at six times this year’s cash earnings, too cheap at its higher price. Now, at three times cash earnings, its seems ridiculous.

        Labor Ready has struggled with operational issues this year. Management turnover has been too high, revenue growth has been less than expected, and the company has been unable to generate an adequate level of profitability from the revenue it has produced. During the quarter, the stock dropped from $6.50 to $4.00. In response to these issues, the company has hired a new experienced CEO and has temporarily slowed its store growth. I knew this company had issues when I first bought the stock less than a year ago, but I did not expect the issues to be as difficult to solve. To put it simply, I was early. There are several reasons for optimism, however. Labor Ready dominates its niche of providing temporary manual labor, revenue continues to grow, and turnover is declining. Because the stock has dropped so far, any success in increasing profitability can have a large effect on our future returns.

        Finally, Adelphia Communications is a cable company and a longtime holding. Earlier this year, I was selling the stock as its price was no longer as attractive relative to the company’s value and other opportunities. During the third quarter the stock dropped from $47 to $27. Several issues appear to have contributed to the price decline. Worries about interest rates and competition seem to have affected all cable companies, but Adelphia has also suffered because of worries about its investment in and support of Adelphia Business Solutions, an emerging telephone business. These worries seem significantly overblown to me. I view these lower prices as very attractive.

Summary

        Looking across all our holdings, I have two very different viewpoints: frustration and disappointment that the year has not been better than it has thus far, and considerable optimism about our future prospects. When one concentrates on finding ugly companies before they are perceived as good, it is inevitable that our short term results will be uneven and at times disappointing. Nevertheless, I remain confident that the long term returns resulting from this approach can be quite profitable.

        Thank you for your continuing support.

Sincerely, Richard F. Lawson Portfolio Manager

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
September 30, 2000
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 94.8%
	Auto Services — 3.6%
1,130,700	Insurance Auto Auctions, Inc.*	$14,746,444	$18,303,206

	Cable Television — 4.6%
860,183	Adelphia Communications Corp. CL A*	21,782,307	23,708,794

	Consumer Products and Services — 8.7%
1,463,200	American Classic Voyages Co.*	20,777,302	21,399,300
1,469,400	Six Flags, Inc.*	32,435,045	22,775,700

		53,212,347	44,175,000

	Diversified Industries — 0.5%
54,700	Lynch Corp.*	1,953,299	2,570,900

	Financial Guarantee Insurance — 1.3%
96,550	The PMI Group, Inc.	2,755,537	6,541,262

	Financial Services — 17.2%
1,123,200	AmeriCredit Corp.*	14,396,051	32,362,200
160	Berkshire Hathaway, Inc. CL A*	11,313,929	10,304,000
526,500	Capital One Financial Corp.	14,649,509	36,887,906
4,237,300	Imperial Credit Industries, Inc.*	58,148,562	6,753,197
1,031,000	United Panam Financial Corp.*	9,635,169	1,256,531

		108,143,220	87,563,834

	Health Care — 4.8%
856,500	Lincare Holdings, Inc.*	21,875,794	24,570,844

	Lodging and Gaming — 5.6%
1,043,500	Harrah’s Entertainment, Inc.*	15,394,244	28,696,250

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Media and Entertainment — 2.7%
609,650	Valassis Communications, Inc.*	$13,065,358	$13,564,713

	Metal Processing and Fabrication — 4.1%
1,110,600	Quanex Corp.	19,248,464	21,170,813

	Mortgage Banking — 7.4%
791,000	Countrywide Credit Industries, Inc.	22,313,311	29,860,250
1,340,200	Resource Bancshares Mtg. Grp., Inc.	19,951,245	7,622,387

		42,264,556	37,482,637

	Printing Services — 3.2%
3,660,900	Mail-Well, Inc.*	43,600,131	16,245,244

	Real Estate Investment Trusts — 4.2%
898,113	Dynex Capital, Inc.*	15,830,011	1,178,773
879,332	Fortress Investment Corp.	15,736,499	13,189,980
21,807	Healthcare Financial Partners Units**	2,175,248	1,851,414
520,000	NovaStar Financial, Inc.*	9,356,282	2,015,000
220,000	Redwood Trust, Inc.	4,964,257	3,355,000

		48,062,297	21,590,167

	Retail Discount — 6.1%
2,304,100	Consolidated Stores Corp.*	37,637,670	31,105,350

	Satellite Services — 5.6%
962,800	Loral Space & Communications, Ltd.*	14,900,634	5,897,150
2,676,500	Orbital Sciences Corp.*	46,888,739	22,415,688

		61,789,373	28,312,838

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Telecommunications Services — 11.4%
889,732	Centennial Communications Corp.*	$3,564,071	$19,574,104
102,400	Lynch Interactive Corp.	2,758,248	5,734,400
293,900	Telephone and Data Systems, Inc.	10,774,323	32,534,730

		17,096,642	57,843,234

	Temporary Employment Services — 3.8%
4,596,800	Labor Ready, Inc.*	49,478,573	19,249,100

	Total Common Stocks	572,106,256	482,694,186

	WARRANTS — 0.0%
260,000	NovaStar Financial, Inc., Expiring 2/03/01*	1,688,775	260

	CONVERTIBLE PREFERRED STOCKS — 1.0%
871,429	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	5,772,636	4,975,860

Face
amount

	SHORT-TERM SECURITIES — 3.2%
$16,500,715	Wells Fargo Government Money Market Fund	16,500,715	16,500,715

	Total Investments in Securities	$596,068,382	504,171,021

	Other Assets Less Liabilities — 1.0%		4,952,340

	Total Net Assets — 100%		$509,123,361

	Net Asset Value Per Share		$27.03

*	Non-income producing
**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Assets and Liabilities
September 30, 2000
(Unaudited)

Assets:
Investment in securities at value (cost $596,068,382)	$504,171,021
Accrued interest and dividends receivable	206,560
Receivable for securities sold	5,406,531

Total assets	509,784,112

Liabilities:
Due to adviser	499,553
Other expenses	161,198

Total liabilities	660,751

Net assets applicable to outstanding capital stock	$509,123,361

Net assets represented by:
Paid-in capital (note 4)	594,425,076
Accumulated undistributed net investment loss	(799,447)
Accumulated undistributed net realized gains	7,395,093
Net unrealized depreciation of investments (note 5)	(91,897,361)

Total representing net assets applicable to shares outstanding	$509,123,361

Net asset value per share of outstanding capital stock (18,832,707 shares outstanding)	$27.03

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Operations
Six months ended September 30, 2000
(Unaudited)

Investment income:
Dividends	$1,940,089
Interest	872,903

Total investment income	2,812,992

Expenses:
Investment advisory fee	2,950,223
Administrative fee	413,866
Directors fees	3,236
Other expenses	245,114

Total expenses	3,612,439

Net investment loss	(799,447)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	7,757,864
Net unrealized depreciation of investments	(44,364,773)

Net realized and unrealized gain (loss) on investments	(36,606,909)

Net decrease in net assets resulting from operations	$(37,406,356)

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statements of Changes in Net Assets

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Increase (decrease) in net assets:

From operations:
Net investment loss	$(799,447)	$(3,391,657)
Net realized gain	7,757,864	142,951,526
Net unrealized depreciation	(44,364,773)	(92,979,065)

Net increase (decrease) in net assets resulting from operations	(37,406,356)	46,580,804

Distributions to shareholders from:
Net investment income	—	(233,034)
Net realized gains	(94,915,797)	(55,685,792)

Total distributions	(94,915,797)	(55,918,826)

Capital share transactions:
Proceeds from sales	42,445,571	288,282,154
Payments for redemptions	(144,387,493)	(309,078,282)
Reinvestment of distributions	87,189,310	47,569,699

Total increase (decrease) from capital share transactions	(14,752,612)	26,773,571

Total increase (decrease) in net assets	(147,074,765)	17,435,549

Net assets:
Beginning of period	656,198,126	638,762,577

End of period (including undistributed investment loss of $799,447 and $3,397,059, respectively)	$509,123,361	$656,198,126

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Financial Highlights

The following information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended		Year ended March 31,
	Sept. 30, 2000
	(Unaudited)		2000	1999	1998	1997	1996††

Net asset value, beginning of period	$34.32		$33.94	$29.41	$18.90	$15.56	$11.26

Income (loss) from investment operations:
Net investment income (loss)	0.14		(0.18)	0.11	(0.01)	0.05	—
Net gains or losses on securities (realized and unrealized)	(2.14)		3.12	4.96	12.50	4.33	4.50

Total from investment operations	(2.00)		2.94	5.07	12.49	4.38	4.50

Less distributions:
Dividends from net investment income	—		(0.01)	(0.10)	(0.07)	—	(0.14)
Distributions from realized gains	(5.29)		(2.55)	(0.44)	(1.91)	(1.04)	(0.06)

Total distributions	(5.29)		(2.56)	(0.54)	(1.98)	(1.04)	(0.20)

Net asset value, end of period	$27.03		$34.32	$33.94	$29.41	$18.90	$15.56

Total return	(6.2%	)†	8.0%	17.4%	71.8%	28.2%	40.6%

Ratios/supplemental data:
Net assets, end of period ($000)	$509,123		$656,198	$638,763	$44,328	$12,221	$6,658
Ratio of net expenses to average net assets	1.23%	*	1.23%	1.30%	1.46%	1.50% **	1.50% **
Ratio of net investment income (loss) to average net assets	(0.27%	)*	(0.44% )	0.48%	(0.13% )	0.33%	0.02%
Portfolio turnover rate	8%	†	46%	40%	29%	28%	28%

*   Annualized

†   Not Annualized

**	Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
††  Calculated using average daily shares.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Notes to Financial Statements
September 30, 2000
(Unaudited)

(1) Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2000, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund, and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 2000, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Fund’s average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2000.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the six months ended September 30, 2000, the fee was calculated at an average annual rate of .14% of the Fund’s average daily net assets.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Transactions in shares:

Shares issued	1,410,565	7,823,497

Shares redeemed	(4,844,830)	(8,768,262)

Reinvested dividends	3,148,765	1,243,542

Net increase (decrease)	(285,500)	298,777

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $45,294,203 and $155,748,645, respectively. The cost of investments for Federal income tax purposes is $596,370,414. At September 30, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $117,425,411 and $209,624,804, respectively.

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of
	Shares or
	Units Held	Value	Dividend	Realized
Name of Issuer	Sept. 30, 2000	Sept. 30, 2000	Income	Gains/Losses

American Classic Voyages Co.	1,463,200	$21,399,300	$—	$—

Dynex Capital, Inc.	898,113	1,178,773	—	(2,859,443)

Imperial Credit Industries, Inc.	4,237,300	6,753,197	—	(17,406,798)

Insurance Auto Auctions, Inc.	1,130,700	18,303,206	—	—

Labor Ready, Inc.	4,596,800	19,249,100	—	—

Mail-Well, Inc.	3,660,900	16,245,244	—	—

NovaStar Financial, Inc.	520,000	2,015,000	—	—

NovaStar Financial, Inc., Warrants Expiring 2/03/01	260,000	260	—	—

NovaStar Financial, Inc. 7% Pfd Class B Cumulative	871,429	4,975,860	213,500	—

Orbital Sciences Corp.	2,676,500	22,415,688	—	—

Quanex Corp.	1,110,600	21,170,813	355,392	—

Resource Bancshares Mtg. Grp., Inc.	1,340,200	7,622,387	328,350	(2,035,164)

United Panam Financial Corp.	1,031,000	1,256,531	—	—

Totals		$142,585,359	$897,242	$(22,301,405)

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 14, 2000 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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